Exhibit 99.1

INCREMENTAL COMMITMENT AMENDMENT

INCREMENTAL COMMITMENT AMENDMENT, dated as of October 9, 2012 (this “Incremental Amendment”), to the Credit Agreement referred to below among THE HERTZ CORPORATION, a Delaware corporation (together with its successors and assigns, the “Parent Borrower”), the several banks and financial institutions parties hereto that constitute Tranche B-1 Term Lenders (as further defined in Section 2(b)(i) hereof) and the Administrative Agent (as defined below).

RECITALS

WHEREAS, the Parent Borrower has entered into that certain Credit Agreement, dated as of March 11, 2011 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Parent Borrower; Deutsche Bank AG New York Branch, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”); Wells Fargo Bank, National Association, as syndication agent; the several lenders party thereto from time to time; Bank of America, N.A., Barclays Bank PLC, Citibank, N.A., Credit Agricole Corporate and Investment Bank and JPMorgan Chase Bank, N.A., as co-documentation agents;

WHEREAS, HDTMS, Inc., a Delaware corporation and a wholly-owned indirect Subsidiary of the Parent Borrower (“Acquisition Co.”) is party to that certain Agreement and Plan of Merger, dated August 26, 2012 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Acquisition Agreement”), among Acquisition Co., Hertz Global Holdings, Inc., a Delaware corporation (“HGH”) and Dollar Thrifty Automotive Group, Inc., a Delaware corporation (“Dollar Thrifty”), pursuant to which the Parent Borrower intends to make a Rental Car Company Acquisition;

WHEREAS, Acquisition Co. has, pursuant to the Acquisition Agreement, commenced a cash tender offer (as it may be amended from time to time, the “Tender Offer”) to acquire all of the outstanding shares of common stock, par value $0.01 per share, of Dollar Thrifty in accordance with the Tender Offer Statement on Schedule TO filed by Acquisition Co. and HGH with the SEC, as amended from time to time;

WHEREAS, following completion of the Tender Offer, Acquisition Co. will, subject to the conditions set forth in the Acquisition Agreement, merge with and into Dollar Thrifty, with Dollar Thrifty being the surviving corporation of the merger (the “Merger”);

WHEREAS, pursuant to and in accordance with Section 2.9 of the Credit Agreement, the Parent Borrower has requested that Incremental Term Loan Commitments in an aggregate principal amount of $750,000,000 be made available to the Borrower, and the Tranche B-1 Term Lenders and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, (a) that the Tranche B-1 Term Lenders will make Incremental Loans in the form of the Tranche B-1 Term Loans (as defined below), (b) that the proceeds of the Tranche B-1 Term Loans will be used (i) to finance, in part, the Tender Offer and the Merger, (ii) to finance, in part, the entry into this Incremental Amendment and the borrowings of the Tranche B-1 Term Loans hereunder, (iii) to refinance existing Indebtedness of Dollar Thrifty and its Subsidiaries

(including by providing funds to Dollar Thrifty and/or any of its Subsidiaries for such purpose) and to provide working capital to Dollar Thrifty and/or any of its Subsidiaries, in each case following the consummation of the Tender Offer (any and all of the foregoing transactions referred to in this clause (b), collectively, the “Dollar Thrifty Transactions”), (iv) to pay certain transaction fees and expenses related to the Dollar Thrifty Transactions and/or (v) to finance the working capital and business requirements, and for general corporate purposes, of the Parent Borrower and its Subsidiaries and (c) to amend the Credit Agreement as provided herein without the consent or approval of any other Lender, as permitted by Sections 2.9(c) and 11.1(c) thereof.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.                                            Defined Terms.  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Section 2.                                            Amendment of the Credit Agreement.

(a)                                  The Tranche B-1 Term Loans shall be deemed to be “Incremental Loans”, the Tranche B-1 Term Lenders that are not existing Lenders shall be deemed to be “Additional Lenders”, the “Tranche B-1 Term Loan Commitments” shall be deemed to be “Incremental Term Loan Commitments” and this Incremental Amendment shall be deemed to be an “Incremental Commitment Amendment” and a “Loan Document”, in each case, for all purposes of the Credit Agreement and the other Loan Documents.  The Borrower and the Administrative Agent hereby consent, pursuant to Section 11.1(c)(x) of the Credit Agreement, to the inclusion as an “Additional Lender” of each Tranche B-1 Term Lender that is party to this Incremental Amendment that is not an existing Lender or Affiliate of an existing Lender.

(b)                                 Section 1.1 of the Credit Agreement is hereby amended as follows:

(i)                                                             by adding the following new definitions, to appear in proper alphabetical order:

“First Incremental Amendment”:  the Incremental Commitment Amendment, dated as of October 9, 2012, by and among the Parent Borrower, the Tranche B-1 Term Lenders and the Administrative Agent.

“First Incremental Amendment Closing Date”: the date on which all the conditions precedent set forth in Section 4 of the First Incremental Amendment shall be satisfied or waived.

“First Incremental Amendment Effective Date”:  the date on which the conditions set forth or referred to in Section 3 of the First Incremental Amendment are satisfied or waived.

“Outside Date”:  as defined in the First Incremental Amendment.

“Tranche B Term Loan Facility”:  as defined in the definition of the term “Facility” in this Section 1.1.

“Tranche B Term Loan Percentage”:  as to any Tranche B Term Lender at any time, the percentage which (a) such Lender’s Tranche B Term Loans and unused Tranche B Term Loan Commitment then outstanding constitutes of (b) the sum of all of the Tranche B Term Loans and unused Tranche B Term Loan Commitments then outstanding (or, if the Tranche B Term Loan Commitments have terminated or expired in their entirety, the percentage which such Lender’s Tranche B Term Loans then outstanding constitutes of the aggregate Tranche B Term Loans then outstanding).

“Tranche B-1 Arrangers”:  The Tranche B-1 Joint Lead Arrangers and the Tranche B-1 Co-Arrangers.

“Tranche B-1 Co-Arrangers”:  Scotia Capital (USA) Inc., Fifth Third Bank, PNC Capital Markets LLC and SunTrust Robinson Humphrey, Inc., each in its capacity as a co-arranger of the Tranche B-1 Term Loan Commitments hereunder.

“Tranche B-1 Co-Documentation Agents”:  Barclays Bank PLC, Bank of America, N.A., Bank of Montreal, Credit Agricole Corporate and Investment Bank, Natixis, New York Branch, The Royal Bank of Scotland plc, Wells Fargo Bank, N.A. and BNP Paribas, each in its capacity as a co-documentation agent of the Tranche B-1 Term Loan Commitments hereunder.

“Tranche B-1 Joint Bookrunners”:  BMO Capital Markets, Credit Agricole Securities (USA) Inc., Natixis Securities Americas LLC, RBS Securities Inc., Wells Fargo Securities, LLC and BNP Paribas Securities Corp., each in its capacity as a joint bookrunner of the Tranche B-1 Term Loan Commitments hereunder.

“Tranche B-1 Joint Lead Arrangers”:  Deutsche Bank Securities Inc., Barclays Bank PLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, BMO Capital Markets, Credit Agricole Securities (USA) Inc., Natixis Securities Americas LLC, RBS Securities Inc., Wells Fargo Securities, LLC and BNP Paribas Securities Corp., each in its capacity as a joint lead arranger of the Tranche B-1 Term Loan Commitments hereunder.

“Tranche B-1 Joint Physical Bookrunners”:  Deutsche Bank Securities Inc., Barclays Bank PLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, each in its capacity as a joint physical bookrunner of the Tranche B-1 Term Loan Commitments hereunder.

“Tranche B-1 Repricing Transaction”:  the prepayment in full of the Tranche B-1 Term Loans by the Parent Borrower with the proceeds of secured term loans (including, without limitation, any new, amended or additional loans or Term Loans under this Agreement, whether as a result of an amendment to this

Agreement or otherwise), that are broadly marketed or syndicated to banks and other institutional investors in financings similar to the Tranche B-1 Term Loan Facility and having an effective interest cost or weighted average yield (as determined prior to such prepayment by the Administrative Agent consistent with generally accepted financial practice and, in any event, excluding any arrangement, structuring, syndication or commitment fees in connection therewith, and excluding any performance or ratings based pricing grid that could result in a lower interest rate based on future performance, but including any Eurocurrency Rate floor that is higher than the then applicable Eurocurrency Rate) that is less than the interest rate for or weighted average yield (as determined prior to such prepayment by the Administrative Agent on the same basis) of the Tranche B-1 Term Loans, including without limitation, as may be effected through any amendment to this Agreement relating to the interest rate for, or weighted average yield of, the Tranche B-1 Term Loans.

“Tranche B-1 Senior Managing Agents”:  Scotia Capital (USA) Inc., Fifth Third Bank, PNC Capital Markets LLC and SunTrust Robinson Humphrey, Inc., each in its capacity as a senior managing agent of the Tranche B-1 Term Loan Commitments hereunder.

“Tranche B-1 Term Lender”:  any Lender having a Tranche B-1 Term Loan Commitment and/or a Tranche B-1 Term Loan outstanding hereunder.

“Tranche B-1 Term Loan”:  as defined in Section 2.4, collectively the “Tranche B-1 Term Loans”.

“Tranche B-1 Term Loan Commitment”:  as to any Lender, its obligation to make Tranche B-1 Term Loans to the Parent Borrower pursuant to Section 2.4 in an aggregate amount not to exceed at any one time outstanding the amount set forth opposite such Lender’s name in Schedule A-3 under the heading “Tranche B-1 Term Loan Commitment” or, in the case of any Lender that is an Assignee, the amount of the assigning Lender’s Tranche B-1 Term Loan Commitment assigned to such Assignee pursuant to Section 11.6(b) (in each case as such amount may be adjusted from time to time as provided herein); collectively, as to all Lenders, the “Tranche B-1 Term Loan Commitments”.  The original aggregate amount of the Tranche B-1 Term Loan Commitments on the First Incremental Amendment Effective Date is $750,000,000.

“Tranche B-1 Term Loan Exposure”:  as to any Lender, at any time, the amount of unpaid Tranche B-1 Term Loans made by such Lender pursuant to Section 2.4.

“Tranche B-1 Term Loan Facility”:  as defined in the definition of the term “Facility” in this Section 1.1.

“Tranche B-1 Term Loan Percentage”:  as to any Tranche B-1 Term Lender at any time, the percentage which (a) such Lender’s Tranche B-1 Term

Loans and unused Tranche B-1 Term Loan Commitment then outstanding constitutes of (b) the sum of all of the Tranche B-1 Term Loans and unused Tranche B-1 Term Loan Commitments then outstanding (or, if the Tranche B-1 Term Loan Commitments have terminated or expired in their entirety, the percentage which such Lender’s Tranche B-1 Term Loans then outstanding constitutes of the aggregate Tranche B-1 Term Loans then outstanding).”

(ii)                                                          by deleting the definitions of “Term Loan Commitment”, “Term Loan Lender”, “Term Loan Facility”, “Term Loan Percentage” and “Total Term Loan Commitment” in Section 1.1 of the Credit Agreement in its entirety;

(iii)                                                       by amending and restating the definition of “Arrangers” in Section 1.1 of the Credit Agreement as follows:

““Arrangers”: Deutsche Bank Securities Inc., Bank of America Merrill Lynch, Barclays Capital, Citigroup Global Markets Inc., Credit Agricole Corporate and Investment Bank, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, each in its capacity as a joint lead arranger of the Tranche B Term Loan Commitments and Letter of Credit Commitments hereunder.”

(iv)                                                      by amending and restating the definition of “Commitment” in Section 1.1 of the Credit Agreement as follows:

““Commitment”:  as to any Lender, the sum of the Tranche B Term Loan Commitments, the Tranche B-1 Term Loan Commitments and the Letter of Credit Commitments of such Lender.”

(v)                                                         by inserting the words “, Tranche B-1 Term Loan Commitment” after the words “Tranche B Term Loan Commitment” in sub-clause (b) of the second proviso to the definition of “Conduit Lender” in Section 1.1 of the Credit Agreement;

(vi)                                                      by amending and restating the definition of “Facility” in Section 1.1 of the Credit Agreement as follows:

““Facility”:  each of (a) the Tranche B Term Loan Commitments and the Tranche B Term Loans made thereunder (the “Tranche B Term Loan Facility”), (b) the Tranche B-1 Term Loan Commitments and the Tranche B-1 Term Loans made thereunder (the “Tranche B-1 Term Loan Facility”) and (c) the Letter of Credit Commitments and the Credit Linked Deposits funded thereunder.”

(vii)                                                   by amending and restating the definition of “Fee Letters” in Section 1.1 of the Credit Agreement as follows:

““Fee Letters”:  the fee letters entered into by the Parent Borrower and one or more of the Arrangers (with respect to the Tranche B Term Loans) or Tranche B-1 Arrangers (with respect to the Tranche B-1 Term Loans) and Agents in respect of fees to be paid to such Arrangers or Tranche B-1 Arrangers, as applicable, and Agents in connection with the Tranche B Term Loan Facility or the Tranche B-1 Term Loan Facility, as applicable.”

(viii)                                                by amending and restating the definition of “Individual Lender Exposures” in Section 1.1 of the Credit Agreement as follows:

““Individual Lender Exposure”: as to any Lender, the sum of such Lender’s aggregate Tranche B-1 Term Loan Commitments (to the extent outstanding) and such Lender’s Term Loan Exposure, Letter of Credit Exposure and Excess Credit Linked Deposits.”

(ix)                                                        by deleting the reference to “Term Loans” in clause (i) of the definition of “Letter of Credit Termination Date” in Section 1.1 of the Credit Agreement and replacing it with “Tranche B Term Loans”;

(x)                                                           by amending and restating the definition of “Other Representatives” in Section 1.1 of the Credit Agreement as follows:

““Other Representatives”:  (a) the Arrangers and the Tranche B-1 Arrangers, (b) Deutsche Bank Securities Inc., Barclays Capital, the investment banking division of Barclays Bank PLC, Citigroup Global Markets Inc., Credit Agricole Corporate and Investment Bank, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, in each case in this clause (b) in its capacity as joint bookrunning manager in connection with the Tranche B Term Loan Commitments and Letter of Credit Commitments hereunder on the Closing Date and (c) the Tranche B-1 Joint Physical Bookrunners, the Tranche B-1 Joint Bookrunners, the Tranche B-1 Co-Documentation Agents and the Tranche B-1 Senior Managing Agents.”

(xi)                                                        by amending the definition of “Repricing Transaction” in Section 1.1 of the Credit Agreement by deleting the reference to “Term Loan Facility” therein and replacing it with “Tranche B Term Loan Facility”;

(xii)                                                     by amending and restating the definition of “Required Lenders” in Section 1.1 of the Credit Agreement as follows:

““Required Lenders”:  Lenders the sum of whose outstanding Individual Lender Exposures represent at least a majority of the sum of the aggregate amount of all outstanding Tranche B Term Loans, Tranche B Term Loan Commitments, Tranche B-1 Term Loans, Tranche B-1 Term Loan Commitments, Excess Credit Linked Deposits and Letter of Credit Exposure of Non-Defaulting Lenders.”

(xiii)                                                  by amending and restating the definition of “Term Loan” in Section 1.1 of the Credit Agreement as follows:

““Term Loan”:  each Tranche B Term Loan, Tranche B-1 Term Loan and each New Term Loan.”

(xiv)                                                 by amending and restating the definition of “Term Loan Exposure” in Section 1.1 of the Credit Agreement as follows:

““Term Loan Exposure”:  as to any Lender, such Lender’s Tranche B Term Loan Exposure, New Term Loan Exposure and Tranche B-1 Term Loan Exposure.”

(xv)                                                    by amending and restating the definition of “Tranche” in Section 1.1 of the Credit Agreement as follows:

““Tranche”:  with respect to Loans or commitments, refers to whether such Loans or commitments are (1) Tranche B Term Loans or Tranche B Term Loan Commitments, (2) Tranche B-1 Term Loans or Tranche B-1 Term Loan Commitments, (3) Incremental Loans or Incremental Commitments with the same terms and conditions made on the same day, or (4) an Extended Tranche.”

(c)                                  Section 2.4 of the Credit Agreement is hereby amended and restated as follows:

“2.4  Tranche B-1 Term Loans.  (a)           Subject to the terms and conditions hereof but notwithstanding anything to the contrary in Section 6.2 hereof, each Lender holding a Tranche B-1 Term Loan Commitment severally agrees to make, in Dollars in a single draw on the First Incremental Amendment Closing Date (which date shall occur on or prior to the Outside Date), one or more term loans (each, a “Tranche B-1 Term Loan”) to the Parent Borrower in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name in Schedule A-3 under the heading “Tranche B-1 Term Loan Commitment”, as such amount may be adjusted or reduced pursuant to the terms hereof.  The Tranche B-1 Term Loans:

(i)                                     except as hereinafter provided, shall, at the option of the Parent Borrower, be incurred and maintained as, and/or converted into, ABR Loans or Eurocurrency Loans, provided that except as otherwise specifically provided in Section 4.9 and Section 4.10, all Tranche B-1 Term Loans comprising the same Borrowing shall at all times be of the same Type; and

(ii)                                  shall be made by each such Lender in an aggregate principal amount which in the case of Tranche B-1 Term Loans made under this Section 2.4, does not exceed the Tranche B-1 Term Loan Commitment of such Lender.  Once repaid, Tranche B-1 Term Loans incurred hereunder may not be reborrowed.

(b)                                 Notwithstanding the foregoing, (i) all outstanding Tranche B-1 Term Loan Commitments shall automatically terminate on the Outside Date if the initial Borrowing thereunder shall not have occurred on or prior to the Outside Date and (ii) all unused Tranche B-1 Term Loan Commitments outstanding after the initial Borrowing thereunder shall automatically terminate.”

(d)                                 Section 2.6 of the Credit Agreement is hereby amended as follows:

(i)                                                             by amending and restating clause (a) thereof as follows:

“The Parent Borrower agrees that, upon the request to the Administrative Agent by any Lender made on or prior to the Closing Date (in the case of requests relating to the Tranche B Term Loans) or the First Incremental Amendment Closing Date (in the case of requests relating to the Tranche B-1 Term Loans) or in connection with any assignment pursuant to Section 11.6(b), in order to evidence such Lender’s Term Loan, the Parent Borrower will execute and deliver to such Lender a promissory note substantially in the form of Exhibit A (each, as amended, supplemented, replaced or otherwise modified from time to time, a “Term Loan Note”), with appropriate insertions therein as to payee, date and principal amount, payable to such Lender and in a principal amount equal to the unpaid principal amount of the applicable Term Loans made (or acquired by assignment pursuant to Section 11.6(b)) by such Lender to the Parent Borrower.  Each Term Loan Note in respect of Tranche B Term Loans shall be dated the Closing Date.  Each Term Loan Note in respect of Tranche B-1 Term Loans shall be dated the First Incremental Amendment Closing Date.  Each Term Loan Note shall be payable as provided in Section 2.6(b) or (c), as applicable, and provide for the payment of interest in accordance with Section 4.1.”

(ii)                                                          by inserting the following as new sub-clause (c) thereof:

“(c)                            The aggregate Tranche B-1 Term Loans of all the Lenders shall be payable in consecutive quarterly installments up to and including the Termination Date (subject to reduction as provided in Section 4.4), on the dates set forth below and in the principal amounts equal to the respective amounts set forth below (together with all accrued interest thereon) opposite the applicable installment dates (or, if less, the aggregate amount of such Tranche B-1 Term Loans then outstanding):

Date	Amount

Each March 31, June 30, September 30 and December 31 occurring on or after the end of the first full fiscal quarter following the First Incremental Amendment Closing Date and prior to the Termination Date

0.25% of the original aggregate principal amount of the Tranche B-1 Term Loans

Date	Amount

Termination Date	All unpaid aggregate principal amounts of any outstanding Tranche B-1 Term Loans”

(e)                                  Section 2.7 of the Credit Agreement is hereby amended as follows:

(i)                                                             by amending and restating the first sentence thereof as follows:

“The Parent Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 12:30 P.M., New York City time) on, (i) in the case of the Tranche B-1 Term Loans, the Business Day immediately prior to the proposed date of Borrowing (including the First Incremental Amendment Closing Date) and (ii) in the case of all other Term Loans, the date of Borrowing (including the Closing Date), in each case specifying the amount to be borrowed.”

(ii)                                                          by amending and restating the penultimate sentence thereof as follows:

“Each applicable Lender will make (a) in the case of the Tranche B Term Loans, the amount of its pro rata share (based on its applicable Tranche B Term Loan Percentage) of the applicable Tranche B Term Loans and (b) in the case of the Tranche B-1 Term Loans, the amount of its pro rata share (based on its Tranche B-1 Term Loan Percentage) of the applicable Tranche B-1 Term Loans, in each case available to the Administrative Agent for the account of the Parent Borrower at the office of the Administrative Agent specified in Section 11.2 prior to 12:00 noon, New York City time, on the Closing Date (in the case of the Tranche B Term Loans) or on the First Incremental Amendment Closing Date (in the case of the Tranche B-1 Term Loans) or such other date of Borrowing, as applicable, in Dollars and in funds immediately available to the Administrative Agent.”

(iii)                                                       by amending and restating the last sentence thereof as follows:

“The Administrative Agent shall on such date credit the account of the Parent Borrower on the books of the Administrative Agent with the aggregate of the amounts made available to the Administrative Agent by the Tranche B Term Lenders or the Tranche B-1 Term Lenders, as applicable and in like funds as received by the Administrative Agent.”

(f)                                    Section 2.8(b)(i) of the Credit Agreement is hereby amended by inserting the words “, the Tranche thereof” after the words “the Type thereof” appearing therein.

(g)                                 Section 4.3 of the Credit Agreement is hereby amended by replacing “15 Sets” with “15 Sets (in the case of Tranche B Term Loans) and 5 Sets (in the case of Tranche B-1 Term Loans”.

(h)                                 Section 4.4 of the Credit Agreement is hereby amended as follows:

(i)                                                             by amending and restating the second sentence of clause (a) thereof as follows:

“Such notice shall specify, in the case of any prepayment of Loans, the Tranche being prepaid (which, at the discretion of the Parent Borrower, may be the Tranche B Term Loans, the Tranche B-1 Term Loans, any Incremental Loans or any Extended Tranche and/or a combination thereof), and if a combination thereof, the principal amount allocable to each, the date and amount of prepayment and whether the prepayment is of Eurocurrency Loans, ABR Loans or a combination thereof, and, in each case if a combination thereof, the principal amount allocable to each and, in the case of any prepayment of Reimbursement Amounts, the date and amount of prepayment, the identity of the applicable Letter of Credit or Letters of Credit and the amount allocable to each of such Reimbursement Amounts.”

(ii)                                                          by amending and restating the last two sentences of clause (a) thereof as follows:

“Partial prepayments of (1) the Tranche B Term Loans pursuant to this Section 4.4(a) shall be applied pro rata to the respective installments of principal thereof or as otherwise directed by the Parent Borrower, (2) the Tranche B-1 Term Loans pursuant to this Section 4.4(a) shall be applied pro rata to the respective installments of principal thereof or as otherwise directed by the Parent Borrower and (3) the Reimbursement Amounts pursuant to this Section 4.4(a) shall be applied to cash collateralize any outstanding L/C Obligation on terms reasonably satisfactory to the Administrative Agent.  Partial prepayments pursuant to this Section 4.4(a) shall be in multiples of $1,000,000; provided that, notwithstanding the foregoing, any Tranche of Loans may be prepaid in its entirety.”

(iii)                                                       by amending and restating clause (b) thereof as follows:

“(i) The Parent Borrower shall, in accordance with Section 4.4(d), (x) prepay the Tranche B Term Loans and the Tranche B-1 Term Loans (on a pro rata basis among the outstanding Tranche B Term Loans and Tranche B-1 Term Loans) and (y) cash collateralize the L/C Obligations to the extent required by Section 8.4(b) (subject to Section 8.4(c)) and (ii) if on or after the Closing Date the Parent Borrower or any of its Subsidiaries shall incur Indebtedness for borrowed money (other than Indebtedness permitted pursuant to Section 8.1)

pursuant to a public offering or private placement or otherwise, then, if and to the extent the applicable Net Proceeds are not required to be applied to the payment of obligations of the Parent Borrower or the other borrowers under the Senior ABL Facility as in effect on the date hereof, the Parent Borrower shall, in accordance with Section 4.4(d), (x) prepay the Tranche B Term Loans and the Tranche B-1 Term Loans (on a pro rata basis among the outstanding Tranche B Term Loans and Tranche B-1 Term Loans) and (y) cash collateralize the L/C Obligations in an amount equal to 100% of the Net Proceeds thereof minus the portion of such Net Proceeds applied (to the extent Parent or any of its Subsidiaries is required by the terms thereof) to prepay, repay or purchase other Indebtedness that is pari passu with the Loans on a pro rata basis with the Loans, in each case with such prepayment to be made on or before the third Business Day following the date of receipt of any such Net Proceeds.  Nothing in this paragraph (b) shall limit the rights of the Agents and the Lenders set forth in Section 9.”

(iv)                                                      by inserting the words “and the Tranche B-1 Term Loans” after the words “the Tranche B Term Loans” in the second sentence of clause (d) thereof;

(v)                                                         by inserting the words “the Tranche B-1 Term Loan Commitments and/or” after the words “permanently to reduce” in the fourth line of clause (g) thereof;

(vi)                                                      by amending and restating sub-clause (I) of the proviso in clause (i)(ii)(1) thereof as follows:

“(I) any such offer shall be made available, at the sole discretion of the Parent Borrower, to each Tranche B Term Lender and/or to each Tranche B-1 Term Lender and/or to each Additional Lender of one or more Incremental Term Loans on a Tranche by Tranche basis,”

(vii)                                                   by amending and restating sub-clause (I) of the proviso in clause (i)(iii)(1) thereof as follows:

“(I) any such solicitation shall be extended, at the sole discretion of the Parent Borrower, to each Tranche B Term Lender and/or to each Tranche B-1 Term Lender and/or to each Additional Lender of one or more Incremental Term Loans on a Tranche by Tranche basis,”

(viii)                                                by amending and restating sub-clause (I) of the proviso in clause (i)(iv)(1) thereof as follows:

“(I) any such solicitation shall be extended, at the sole discretion of the Parent Borrower, to each Tranche B Term Lender and/or to each Tranche B-1 Term Lender and/or to each Additional Lender of one or more Incremental Term Loans on a Tranche by Tranche basis,”

(ix)                                                        by inserting the following as new clause (k) thereof:

“Tranche B-1 Repricing Transactions. If on or prior to the first anniversary of the First Incremental Amendment Closing Date the Parent Borrower (x) makes an optional prepayment in full of the Tranche B-1 Term Loans pursuant to a Tranche B-1 Repricing Transaction, (y) effects any amendment of this Agreement (including in connection with any refinancing transaction permitted under Section 11.6(h) to replace the Loans or Commitments under any Facility or Tranche) that results in a Tranche B-1 Repricing Transaction, the Parent Borrower shall pay to the Administrative Agent, for the ratable account of each Lender, (I) in the case of clause (x) above, a prepayment premium of 1.0% of the aggregate principal amount of Tranche B-1 Term Loans being prepaid and (II) in the case of clause (y) above, a prepayment premium of 1.0% of the aggregate principal amount of Tranche B-1 Term Loans outstanding immediately prior to such amendment.  If on or prior to the first anniversary of the First Incremental Amendment Closing Date any Tranche B-1 Term Lender is replaced pursuant to Section 11.1(e) in connection with any amendment of this Agreement (including in connection with any refinancing transaction permitted under Section 11.6(h) to replace the Loans or Commitments under any Facility or Tranche) that results in a Tranche B-1 Repricing Transaction, such Tranche B-1 Term Lender (and not any Person who replaces such Tranche B-1 Term Lender pursuant to Section 11.1(e)) shall receive its pro rata portion (as determined immediately prior to it being so replaced) of the prepayment premium described in the preceding sentence.”

(i)                                     Section 4.8(a) of the Credit Agreement is hereby amended to replace the reference to the “proviso to the first sentence of Section 2.9(c)” with the reference “proviso to the second sentence of Section 2.9(c)”.

(j)                                     Section 9 of the Credit Agreement is hereby amended by inserting the words “(other than the Tranche B-1 Term Loan Commitments)” after the word “Commitments” each time such word is used in clauses (A) and (B)(i) of the first paragraph of Section 9.

(k)                                  Section 11.1(c) of the Credit Agreement is hereby amended by amending and restating the penultimate sentence thereof as follows:

“Without limiting the generality of the foregoing, subject to the limitations on non-pro rata payments in clause (i)(C)(II) of the proviso to the second sentence of Section 2.9(c) and in clause (b) of the proviso to the third sentence in Section 2.10(c), any provision of this Agreement and the other Loan Documents, including Section 4.4(a), 4.4(e), 4.8(a) or 11.7 hereof, may be amended as set forth in the immediately preceding sentence pursuant to any Incremental Commitment Amendment or any Extension Amendment, as the case may be, to provide for non-pro rata borrowings and payments of any amounts hereunder as between any Tranches, including the Tranche B Term Loans, Tranche B-1 Term Loans, any Incremental Commitments or Incremental Loans and any Extended Tranche.”

(l)                                     Section 11.2 of the Credit Agreement is hereby amended by deleting the reference to “Schedule A-1 and A-2” in clause (a) thereof and replacing it with “Schedule A-1, A-2 and A-3”.

(m)                               Section 11.6(b)(i) of the Credit Agreement is hereby amended and restated as follows:

“(i)  Subject to the conditions set forth in paragraph (b)(ii) below, any Lender other than a Conduit Lender may, in the ordinary course of business and in accordance with applicable law, assign (other than to a Disqualified Lender) to one or more assignees (each, an “Assignee”) all or a portion of its rights and obligations under this Agreement (including its Tranche B Term Loan Commitment, Tranche B-1 Term Loan Commitment and/or any Tranche of Term Loans, pursuant to an Assignment and Acceptance, substantially in the form of Exhibit F) with the prior written consent of:

(A)                              (1) with respect to the Tranche B-1 Term Loan Commitments, the Parent Borrower and (2) with respect to the Tranche B Term Loan Commitments and/or any Tranche of Term Loans, the Parent Borrower (such consent not to be unreasonably withheld or delayed), provided that, with respect to any assignment of the Tranche B Term Loan Commitment and/or any Tranche of Term Loans, no consent of the Parent Borrower shall be required for an assignment to a Lender, an affiliate of a Lender, an Approved Fund (as defined below) or, if an Event of Default under Section 9(a) or (f) has occurred and is continuing, any other Person; provided, further, that if any Lender assigns all or a portion of its rights and obligations under this Agreement to one of its affiliates in connection with or in contemplation of the sale or other disposition of its interest in such affiliate, the Parent Borrower’s prior written consent shall be required for such assignment;

(B)                                the Administrative Agent (such consent not to be unreasonably withheld or delayed), provided that no consent of the Administrative Agent shall be required for an assignment to a Lender or an affiliate of a Lender or an Approved Fund (as defined below); and

(C)                                in the case of assignments of L/C Participations, each Issuing Lender (such consent not to be unreasonably withheld or delayed).”

(n)                                 Exhibit A to Credit Agreement is hereby amended by amending and restating clause (b) of the first paragraph thereof as follows:

“(b) the aggregate unpaid principal amount of the [Tranche B Term Loan / Tranche B-1 Term Loan] made by the Lender to the undersigned pursuant to Section [2.5 / 2.4] of the Credit Agreement referred to below, which sum shall be payable in accordance with Section 2.6[(b) / (c)] of the Credit Agreement, commencing on [          ]

and thereafter in consecutive quarterly installments on each March 31, June 30, September 30 and December 31 occurring on or after [June 30, 2011 / [          ]] and on the Termination Date, each such installment to be in an amount (subject to adjustment as provided therein) equal to the Lender’s [Tranche B Term Loan Percentage / Tranche B-1 Term Loan Percentage] of the amount set forth next to the applicable installment date in such Section 2.6[(b) / (c)] (or, if less in any case, the aggregate amount of the [Tranche B Term Loans / Tranche B-1 Term Loans] then outstanding).”

(o)                                 Exhibit G to the Credit Agreement is hereby amended by deleting the reference to “Tranche B Term Loan” in the second sentence of paragraph (2) thereto and replacing it with “Term Loan”.

(p)                                 Exhibit H to the Credit Agreement is hereby amended by deleting the reference to “Tranche B Term Loan” in the second sentence of paragraph (2) on page H-2 thereto and replacing it with “Term Loan”.

(q)                                 Exhibit N to the Credit Agreement is hereby amended by deleting the reference to “Tranche B Term Loan” in the second sentence of paragraph (2) on page N-2 thereto and replacing it with “Term Loan”.

(r)                                    The Schedules to the Credit Agreement are hereby amended by adding as new Schedule A-3 Annex I hereto.

Section 3.                                            Conditions to Effectiveness of Amendment.  The effectiveness of this Incremental Amendment is subject to the satisfaction or waiver of the following conditions:

(a)                                  Incremental Amendment.  The Administrative Agent shall have received:

(i)                                                             this Incremental Amendment executed and delivered by a duly authorized officer of the Parent Borrower and each Tranche B-1 Term Lender; and

(ii)                                                          the Lender Addendum, substantially in the form attached hereto as Annex II (each, a “Lender Addendum”), executed and delivered by each Tranche B-1 Term Lender.

(b)                                 Legal Opinions.  The Administrative Agent shall have received the following executed legal opinions:

(i)                                                             the executed legal opinion of Debevoise & Plimpton LLP, special New York counsel to each of the Parent Borrower and the other Loan Parties, substantially in the form of Exhibit A-1 hereto; and

(ii)                                                          the executed legal opinion of Richard J. Frecker, Associate General Counsel to the Parent Borrower, substantially in the form of Exhibit A-2 hereto.

(c)                                  Closing Certificate.  The Administrative Agent shall have received a certificate from the Parent Borrower, dated the First Incremental Amendment Effective Date, substantially in the form of Exhibit B hereto, with appropriate insertions and attachments.

(d)                                 Corporate Proceedings of the Loan Parties.  The Administrative Agent shall have received a copy of the resolutions or equivalent action, in form and substance reasonably satisfactory to the Administrative Agent, of the Board of Directors of each Loan Party authorizing the transactions contemplated by this Incremental Amendment, certified by the Secretary, an Assistant Secretary or other authorized representatives of such Loan Party as of the First Incremental Amendment Effective Date, which certificate shall be in form and substance reasonably satisfactory to the Administrative Agent and shall state that the resolutions or other action thereby certified have not been amended, modified (except as any later such resolution or other action may modify any earlier such resolution or other action), revoked or rescinded and are in full force and effect.

(e)                                  Incumbency Certificates of the Loan Parties.  The Administrative Agent shall have received a certificate of each Loan Party, dated the First Incremental Amendment Effective Date, as to the incumbency and signature of the officers or other authorized signatories of such Loan Party executing any Loan Document, in form and substance reasonably satisfactory to the Administrative Agent, executed by a Responsible Officer or other authorized representative and the Secretary, any Assistant Secretary or another authorized representative of such Loan Party.

(f)                                    Governing Documents.  The Administrative Agent shall have received copies of any amendments to the certificate or articles of incorporation and by-laws (or other similar governing documents serving the same purpose) of each Loan Party since the Closing Date, in each case certified as of the First Incremental Amendment Effective Date as complete and correct copies thereof by the Secretary, an Assistant Secretary or other authorized representative of such Loan Party pursuant to a certificate in form and substance reasonably satisfactory to the Administrative Agent.

(g)                                 Representations and Warranties.  All representations and warranties set forth in Section 6 of this Incremental Amendment, Section 5 of the Credit Agreement and in the other Loan Documents shall, except to the extent that they relate to a particular date, be true and correct in all material respects on and as of such date as if made on and as of such date.

(h)                                 Fees.  The Tranche B-1 Arrangers and the Tranche B-1 Term Lenders shall have received all fees and expenses required to be paid or delivered by the Parent Borrower to them on or prior to such date.

(i)                                     No Default.  There shall not exist any Event of Default under Section 9(a) or (f) of the Credit Agreement.

(j)                                     PATRIOT Act and Anti-Money Laundering.  The Administrative Agent shall have received all documentation and other information about the Loan Parties, to the extent the same has been reasonably requested in writing at least 10 days prior to the First Incremental Amendment Effective Date by the Administrative Agent, that the Administrative Agent determines is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act.

The Administrative Agent shall give prompt notice in writing to the Parent Borrower of the occurrence of the First Incremental Amendment Effective Date.  Each Tranche B-1 Term Lender hereby authorizes the Administrative Agent to provide such notice and agrees that such notice shall be irrevocably conclusive and binding upon such Tranche B-1 Term Lender.

Section 4.                                            Conditions to Extension of Credit.  The obligations of each Tranche B-1 Term Lender to make a Tranche B-1 Term Loan are subject to the satisfaction or waiver of the following conditions:

(a)                                  Tender Offer.  The Tender Offer shall have been consummated (or shall be consummated substantially concurrently with the satisfaction of the other conditions precedent set forth in this Section 4) without any waiver of the conditions set forth in Annex 1 to the Acquisition Agreement, which waiver is materially adverse to the Tranche B-1 Term Lenders (unless the waiver of such condition has been approved by the Required Tranche B-1 Lenders, which approval shall not be unreasonably withheld or delayed).  For purposes of this Incremental Amendment, “Required Tranche B-1 Lenders” means the Tranche B-1 Term Lenders that are party to this Incremental Amendment on the First Incremental Amendment Effective Date and that hold a majority of the Tranche B-1 Term Loan Commitments then outstanding.  For the avoidance of doubt, the Tender Offer shall be deemed to have been consummated upon the acceptance for payment by Acquisition Co. of all shares of Dollar Thrifty common stock, par value $0.01 per share, validly tendered (and not properly withdrawn) pursuant to the Tender Offer, which shares shall represent (together with shares of Dollar Thrifty then owned by HGH, the Parent Borrower or any of their respective Subsidiaries) at least a majority of the outstanding voting shares of Dollar Thrifty (calculated on a fully diluted basis).

(b)                                 Specified Representations.  The Specified Representations shall be true and correct in all material respects on and as of the date of the borrowing (although any Specified Representation that expressly relates to a given date or period shall be required only to be true and correct in all material respects as of the respective date or for the respective period, as the case may be) (it being understood that (x) the representations in Section 3.06(a) (including any related definitions therein to the extent those definitions are used therein) of the Acquisition Agreement shall not have been modified, waived or amended without the consent of the Required Tranche B-1 Lenders and (y) the Required Tranche B-1 Lenders may waive this clause (b) with respect to Specified Representations set forth in clause (y) of the definition thereof, which approval shall not be unreasonably withheld or delayed).

For purposes hereof, “Specified Representations” means (x) the representations and warranties set forth in Sections 6(a) (other than, with respect to clause (i), Requirements of Law (except any Requirements of Law in respect of the by-laws or other organizational or governing documents of each such Person) and Contractual Obligations that are part of or consist of or relate to financing agreements or arrangements of the Parent Borrower or any Subsidiary of the Parent Borrower and other than clause (ii)) and 6(b) of this Incremental Amendment and the first and last sentences of Section 5.4, the first sentence of Section 5.15 and Sections 5.3(a), 5.12 and 5.22 (as if, in the case of Section 5.22, such representation and warranty was made as of the First Incremental Amendment Closing Date) of the Credit Agreement and (y) such of the representations made by Dollar Thrifty in the Acquisition Agreement that are material to the interests of the Tranche B-1 Term Lenders, but only to the extent that HGH and Acquisition Co. have the right to terminate their obligations under the Acquisition Agreement as a result of a breach of such representations in the Acquisition Agreement.

(c)                                  Borrowing Notice.  The Administrative Agent shall have received a notice of such borrowing as required by Section 2.7 of the Credit Agreement (or such notice shall have been deemed given in accordance with such Section 2.7).

(d)                                 Fees.  The Tranche B-1 Arrangers and the Tranche B-1 Term Lenders shall have received all fees and expenses required to be paid or delivered by the Parent Borrower to them on or prior to such date.

(e)                                  Solvency.  The Administrative Agent shall have received a certificate of a Responsible Officer of the Parent Borrower certifying the solvency, as of the First Incremental Amendment Closing Date after giving pro forma effect to the acquisition of Dollar Thrifty and the financing thereof (using such assumptions with respect to the financing of the acquisition of Dollar Thrifty as made by a Responsible Officer of the Parent Borrower in his or her reasonable discretion) on such date, of the Parent Borrower and its Subsidiaries on a consolidated basis, substantially in the form of Exhibit C hereto.

For the avoidance of doubt, each Tranche B-1 Term Lender acknowledges and agrees that the making of a Tranche B-1 Term Loan shall not be subject to the conditions set forth in Section 6.2 of the Credit Agreement.

The making of the Tranche B-1 Term Loans by the Tranche B-1 Term Lenders hereunder shall conclusively be deemed to constitute an acknowledgement by the Administrative Agent and each Tranche B-1 Term Lender that has made its respective Tranche B-1 Term Loan that each of the conditions precedent set forth in Sections 3 and 4 of this Incremental Amendment shall have been satisfied in accordance with its respective terms or shall have been irrevocably waived by such Person.

Section 5.                                            Outside Date.  Notwithstanding anything herein to the contrary, if the Outside Date (as defined below) occurs prior to the First Incremental Amendment Closing Date and the availability of the Tranche B-1 Term Loan Commitments pursuant to Section 4 hereunder, all Tranche B-1 Term Loan Commitments hereunder and under the Credit Agreement shall automatically terminate.  “Outside Date” shall mean the earliest to occur of (i) 5:00 p.m. (Eastern time) on February 26, 2013, (ii) the termination of the Acquisition Agreement, and (iii) the consummation of the Merger with or without the funding under the Tranche B-1 Term Loan Facility.

Section 6.                                            Representations and Warranties.  To induce the other parties hereto to enter into this Incremental Amendment and the Tranche B-1 Term Lenders to make the Tranche B-1 Term Loans, the Parent Borrower hereby represents and warrants, on the First

Incremental Amendment Effective Date, to the Administrative Agent and each Tranche B-1 Term Lender that:

(a)                                  the execution, delivery and performance by the Parent Borrower of this Incremental Amendment has been duly authorized by all necessary corporate action on the part of the Parent Borrower, and will not (i) violate any Requirement of Law or Contractual Obligation of such Loan Party in any respect that would reasonably be expected to have a Material Adverse Effect, and (ii) result in, or require, the creation or imposition of any Lien (other than Permitted Liens) on any of such Loan Party’s properties or revenues pursuant to any such Requirement of Law or Contractual Obligation;

(b)                                 this Incremental Amendment constitutes a legal, valid and binding obligation of the Parent Borrower, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable domestic or foreign bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law); and

(c)                                  all representations and warranties contained in the Credit Agreement are, except to the extent that they relate to a particular date, true and correct in all material respects on and as of the First Incremental Amendment Effective Date.

Section 7.                                            Post-Effective Provisions.  The Parent Borrower covenants that it shall use commercially reasonable efforts to deliver to the Administrative Agent or Collateral Agent, as applicable, within 180 days after the First Incremental Amendment Effective Date, or such extended date as agreed by the Administrative Agent in its reasonable discretion, with respect to each of the Mortgages recorded in Colorado, Illinois, Missouri, New Jersey, Nevada, Ohio, Pennsylvania or Virginia, an amendment thereof (each a “Mortgage Amendment”) providing notice to third parties of this Incremental Amendment, increasing the maximum principal amount secured thereby from $1,600,000,000, and setting forth such changes as are required under applicable law; which Mortgage Amendment shall be duly executed and acknowledged by the applicable Loan Party, and in form for recording in the recording office where each such Mortgage was recorded, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof under applicable law, in each case in form and substance reasonably satisfactory to the Collateral Agent.  For the avoidance of doubt, neither the Parent Borrower nor any Restricted Subsidiary shall be required to deliver to the Administrative Agent or the Collateral Agent or any Lender any opinions of local counsel or any endorsement to the existing mortgagee title insurance policy issued with respect to each such Mortgage, in each case in connection with the execution of the Mortgage Amendments referred to above.

Section 8.                                            Effects on Loan Documents; Acknowledgement.

(a)                                  Except as expressly set forth herein, (i) this Incremental Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or the Loan Parties

under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document.  Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect and nothing herein can or may be construed as a novation thereof.  Each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the validity, enforceability and perfection of the Liens granted by it pursuant to the Security Documents on the First Incremental Amendment Effective Date.  This Incremental Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the First Incremental Amendment Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Incremental Amendment.  Each of the Loan Parties hereby consents to this Incremental Amendment and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Credit Agreement, as amended hereby.

(b)                                 Without limiting the foregoing, each of the Loan Parties to the Guarantee and Collateral Agreement and the other Security Documents, in each case as amended, supplemented or otherwise modified from time to time, hereby (i) acknowledges and agrees that the Tranche B-1 Term Loans are Loans and the Tranche B-1 Term Lenders are Lenders, (ii) acknowledges and agrees that all of its obligations under the Guarantee and Collateral Agreement and the other Security Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (iii) reaffirms each Lien granted by each Loan Party to the Collateral Agent for the benefit of the Secured Parties (including the Tranche B-1 Term Lenders) and reaffirms the guaranties made pursuant to the Guarantee and Collateral Agreement, (iv) acknowledges and agrees that the grants of security interests by and the guaranties of the Loan Parties contained in the Guarantee and Collateral Agreement and the other Security Documents are, and shall remain, in full force and effect after giving effect to the Incremental Amendment, and (v) agrees that the Borrower Obligations and the Guarantor Obligations (each as defined in the Guarantee and Collateral Agreement) include, among other things and without limitation, the prompt and complete payment and performance by the Parent Borrower when due and payable (whether at the stated maturity, by acceleration or otherwise) of principal and interest on, the Tranche B-1 Term Loans.

Section 9.                                            Amendments and Waivers.  The Required Tranche B-1 Lenders may, or, with the written consent of the Required Tranche B-1 Lenders, the Administrative Agent may, from time to time prior to the First Incremental Amendment Closing Date, (x) enter into with the respective Loan Parties hereto written amendments, supplements or modifications hereto for the purpose of adding any provisions to this Incremental Amendment or changing, in any manner the rights or obligations of the Tranche B-1 Term Lenders or the Loan Parties hereunder or (y) waive at any Loan Party’s request, on such terms and conditions as the Required Tranche B-1 Lenders or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Incremental Amendment (including any condition precedent set forth in Section 3 or Section 4 of this Incremental Amendment); provided, however, that no such waiver and no such amendment, supplement or modification prior to the First Incremental Amendment Closing Date shall reduce or forgive the amount or extend the scheduled date of maturity of any Tranche B-1 Term Loan or of any scheduled installment thereof or reduce the stated rate of any interest, commission or fee payable hereunder (other than as a result of any waiver of the applicability of any post-default increase in interest) or extend the scheduled date of any payment thereof or increase the amount or extend the expiration date of any Tranche B-1 Term Lender’s Tranche B-1 Term Loan Commitment or change the currency in which any Tranche B-1 Term Loan is payable, in each case without the consent of each Tranche B-1 Term Lender directly and adversely affected thereby (it being understood that waivers or modifications of conditions precedent shall not constitute an increase of the Tranche B-1 Term Loan Commitment of any Tranche B-1 Term Lender).

Any waiver and any amendment, supplement or modification pursuant to this Section 9 shall apply to each of the Tranche B-1 Term Lenders and shall be binding upon the Loan Parties, the Tranche B-1 Term Lenders, the Administrative Agent and all future holders of the Tranche B-1 Term Loans.

Section 10.                                      Expenses.  The Parent Borrower agrees to pay or reimburse the Administrative Agent for (1) all of its reasonable out-of-pocket costs and expenses incurred in connection with this Incremental Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, and (2) the reasonable fees, charges and disbursements of Latham & Watkins LLP, as counsel to the Administrative Agent.

Section 11.                                      Counterparts.  This Incremental Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument.  Delivery of an executed counterpart of a signature page of this Incremental Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 12.                                      Applicable Law.  THIS INCREMENTAL AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS INCREMENTAL AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF, TO THE EXTENT THAT THE SAME ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION, PROVIDED THAT, NOTWITHSTANDING THE FOREGOING, IT IS UNDERSTOOD AND AGREED THAT ANY DETERMINATIONS AS TO (I) WHETHER ANY REPRESENTATIONS MADE BY OR ON BEHALF OF, OR WITH RESPECT TO, DOLLAR THRIFTY OR ANY OF ITS SUBSIDIARIES IN THE ACQUISITION AGREEMENT HAVE BEEN BREACHED, (II) WHETHER HGH AND ACQUISITION CO. HAVE THE RIGHT TO TERMINATE THEIR OBLIGATIONS UNDER THE ACQUISITION AGREEMENT AND (III) WHETHER THERE SHALL HAVE BEEN ANY MATERIAL ADVERSE EFFECT (AS DEFINED IN THE ACQUISITION AGREEMENT), SHALL, IN EACH CASE, BE GOVERNED BY THE LAWS OF THE STATE OR JURISDICTION THE LAWS OF WHICH GOVERN THE ACQUISITION AGREEMENT.

Section 13.                                      Headings.  The headings of this Incremental Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Incremental Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

THE HERTZ CORPORATION

By:	/s/ R. Scott Massengill
Name: R. Scott Massengill
Title: Vice President and Treasurer

Acknowledged and Agreed:

HERTZ INVESTORS, INC.

By:	/s/ Kelly Shryoc
Name: Kelly Shryoc
Title: Assistant Treasurer

HERTZ EQUIPMENT RENTAL CORPORATION

By:	/s/ Kelly Shryoc
Name: Kelly Shryoc
Title: Assistant Treasurer

HERTZ CAR SALES LLC

By:	/s/ R. Scott Massengill
Name: R. Scott Massengill
Title: Treasurer

HERTZ CLAIM MANAGEMENT CORPORATION

By:	/s/ Kelly Shryoc
Name: Kelly Shryoc
Title: Assistant Treasurer

[Signature Page to Hertz 2012 Incremental Amendment]

HCM MARKETING CORPORATION

By:	/s/ Kelly Shryoc
Name: Kelly Shryoc
Title: Assistant Treasurer

HERTZ LOCAL EDITION CORP.

By:	/s/ Kelly Shryoc
Name: Kelly Shryoc
Title: Assistant Treasurer

HERTZ LOCAL EDITION TRANSPORTING, INC.

By:	/s/ Kelly Shryoc
Name: Kelly Shryoc
Title: Assistant Treasurer

HERTZ GLOBAL SERVICES CORPORATION

By:	/s/ Kelly Shryoc
Name: Kelly Shryoc
Title: Assistant Treasurer

HERTZ SYSTEM, INC.

By:	/s/ Kelly Shryoc
Name: Kelly Shryoc
Title: Assistant Treasurer

HERTZ TECHNOLOGIES, INC.

By:	/s/ Kelly Shryoc
Name: Kelly Shryoc
Title: Assistant Treasurer

[Signature Page to Hertz 2012 Incremental Amendment]

HERTZ TRANSPORTING, INC.

By:	/s/ Kelly Shryoc
Name: Kelly Shryoc
Title: Assistant Treasurer

HERTZ ENTERTAINMENT SERVICES CORPORATION

By:	/s/ Kelly Shryoc
Name: Kelly Shryoc
Title: Assistant Treasurer

SIMPLY WHEELZ LLC

By:	/s/ Kelly Shryoc
Name: Kelly Shryoc
Title: Assistant Treasurer

SMARTZ VEHICLE RENTAL CORPORATION

By:	/s/ Kelly Shryoc
Name: Kelly Shryoc
Title: Assistant Treasurer

CINELEASE HOLDINGS, INC.

By:	/s/ Kelly Shryoc
Name: Kelly Shryoc
Title: Assistant Treasurer

CINELEASE, INC.

By:	/s/ Kelly Shryoc
Name: Kelly Shryoc
Title: Assistant Treasurer

[Signature Page to Hertz 2012 Incremental Amendment]

CINELEASE, LLC

By:	/s/ Kelly Shryoc
Name: Kelly Shryoc
Title: Assistant Treasurer

DONLEN CORPORATION

By:	/s/ Kelly Shryoc
Name: Kelly Shryoc
Title: Assistant Treasurer

[Signature Page to Hertz 2012 Incremental Amendment]

DEUTSCHE BANK AG NEW YORK BRANCH,
as Administrative Agent and Collateral Agent

By:	/s/ Catherine Madigan
Name: Catherine Madigan
Title: Managing Director

By:	/s/ David J. Bell
Name: David J. Bell
Title: Managing Director

[Signature Page to Hertz 2012 Incremental Amendment]

LENDERS:

Name of Institution:

BARCLAYS BANK PLC

	By:	/s/ Craig J. Malloy
Name: Craig J. Malloy
Title: Director

[Signature Page to Hertz 2012 Incremental Amendment]

LENDERS:

Name of Institution:

DEUTSCHE BANK AG NEW YORK BRANCH

	By:	/s/ Catherine Madigan
Name: Catherine Madigan
Title: Managing Director

	By:	/s/ David J. Bell
Name: David J. Bell
Title: Managing Director

[Signature Page to Hertz 2012 Incremental Amendment]

LENDERS:

Name of Institution:

BANK OF AMERICA, N.A.

	By:	/s/ Sarang Gadkari
Name: Sarang Gadkari
Title: Managing Director

[Signature Page to Hertz 2012 Incremental Amendment]

LENDERS:

Name of Institution:

BANK OF MONTREAL

	By:	/s/ Bryan J. Rolfe
Name: Bryan J. Rolfe
Title: Managing Director

[Signature Page to Hertz 2012 Incremental Amendment]

LENDERS:

Name of Institution:

BNP PARIBAS

	By:	/s/ Renaud-Franck Falce
Name: Renaud-Franck Falce
Title: Managing Director

	By:	/s/ Nicolas Rabier
Name: Nicolas Rabier
Title: Managing Director

[Signature Page to Hertz 2012 Incremental Amendment]

LENDERS:

Name of Institution:

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

	By:	/s/ Gary Herzog
Name: Gary Herzog
Title: Managing Director

	By:	/s/ Jeff Ferrell
Name: Jeff Ferrell
Title: Managing Director

[Signature Page to Hertz 2012 Incremental Amendment]

LENDERS:

Name of Institution:

FIFTH THIRD BANK

	By:	/s/ Christopher C. Motley
Name: Christopher C. Motley
Title: Senior Vice President

[Signature Page to Hertz 2012 Incremental Amendment]

LENDERS:

Name of Institution:

NATIXIS, NEW YORK BRANCH

	By:	/s/ Edward N. Parkes IV
Name: Edward N. Parkes IV
Title: Executive Director

	By:	/s/ Tefta Ghilaga
Name: Tefta Ghilaga
Title: Executive Director

[Signature Page to Hertz 2012 Incremental Amendment]

LENDERS:

Name of Institution:

PNC BANK, N.A.

	By:	/s/ Brian Prettyman
Name: Brian Prettyman
Title: Managing Director

[Signature Page to Hertz 2012 Incremental Amendment]

LENDERS:

Name of Institution:

THE ROYAL BANK OF SCOTLAND PLC

	By:	/s/ William Gates
Name: William Gates
Title: Authorized Signatory

[Signature Page to Hertz 2012 Incremental Amendment]

LENDERS:

Name of Institution:

THE BANK OF NOVA SCOTIA

	By:	/s/ Kimberley Snyder
Name: Kimberley Snyder
Title: Director

[Signature Page to Hertz 2012 Incremental Amendment]

LENDERS:

Name of Institution:

SUNTRUST BANK

	By:	/s/ Jeff Titus
Name: Jeff Titus
Title: Managing Director

[Signature Page to Hertz 2012 Incremental Amendment]

LENDERS:

Name of Institution:

WF INVESTMENT HOLDINGS, LLC

	By:	/s/ Jeffrey M. Foley
Name: Jeffrey M. Foley
Title: Managing Director

[Signature Page to Hertz 2012 Incremental Amendment]

ANNEX I

Schedule A-3

TRANCHE B-1 TERM LENDERS AND TRANCHE B-1 TERM LOAN COMMITMENTS

TRANCHE B-1 TERM LENDER	TRANCHE B-1 TERM LOAN COMMITMENT
Barclays Bank PLC	$125,025,000
745 Seventh Avenue
New York, NY 10019
Attention:
Facsimile:

Deutsche Bank AG New York Branch	$125,025,000
60 Wall Street
New York, NY 10005
Attention: Valerie Shapiro
Facsimile: (646) 736-6858

Bank of America, N.A.	$124,950,000
One Bryant Park
New York, NY 10036
Attention:
Facsimile:

Bank of Montreal	$58,125,000
3 Times Square, 28th Floor
New York, NY 10036
Facsimile: (212) 702-1885

BNP Paribas	$28,125,000
155 N. Wacker Drive, Suite 4450
Chicago, IL 60606
Attention: Todd Grossnickle
Facsimile: (312) 977-1201

Credit Agricole Corporate and Investment Bank	$58,125,000
227 W. Monroe Street, Suite 3800
Chicago, IL 60606
Attention: Corey Billups
Facsimile: (312) 641-0527

Fifth Third Bank	$11,250,000
38 Fountain Square Plaza
Cincinnati, Ohio 45013
Attention: Chris Motley
Facsimile: (513) 534-5947

Natixis, New York Branch	$58,125,000
1251 Avenue of the Americas, 3rd Floor
New York, NY 10020
Attention: Roslyn Adams
Facsimile: (347) 710-1559

PNC Bank, N.A.	$11,250,000
1 North Franklin St. Suite 2900
Chicago, IL 60606
Attention: David Coleman
Facsimile: (312) 338-8127

The Royal Bank of Scotland plc	$58,125,000
600 Washington Blvd.
Stamford, Connecticut 06901
Attention: John Ferrante
Facsimile: (203) 873-5300

The Bank of Nova Scotia	$22,500,000
40 King Street W., 55th Floor
Toronto, Ontario M5H 1H1
Attention: Mohamed Walji
Facsimile: (416) 350-1133

SunTrust Bank	$11,250,000
3333 Peachtree Road 10th Floor
Atlanta GA 30326
Attention: Jeff Titus
Facsimile: (404) 926-5248

WF Investment Holdings, LLC	$58,125,000
One Wells Fargo Center
301 South College Street
Charlotte, NC 28288
Attention:
Facsimile:

TOTAL	$750,000,000

ANNEX II
LENDER ADDENDUM
(this “Lender Addendum”)

Reference is made to the certain Credit Agreement, dated as of March 11, 2011 (as amended, amended and restated, supplemented or otherwise modified, the “Credit Agreement”), among The Hertz Corporation (the “Parent Borrower”); Deutsche Bank AG New York Branch, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”); Wells Fargo Bank, National Association, as syndication agent; the lenders party thereto from time to time; and Bank of America, N.A., Barclays Bank PLC, Citibank, N.A., Credit Agricole Corporate and Investment Bank and JPMorgan Chase Bank N.A., as co-documentation agents.  Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement.

1.                                       [NAME OF LENDER] (the “Tranche B-1 Term Lender”) hereby (a) from the date hereof, becomes a party to the Credit Agreement as a Tranche B-1 Term Lender thereunder and (b) agrees to be bound by all the terms and conditions of the Credit Agreement and the other Loan Documents applicable to Lenders.

2.                                       The Tranche B-1 Term Lender (i) represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Lender Addendum and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) agrees that, from and after the date hereof, it shall be bound by the provisions of the Credit Agreement as a Term Lender thereunder and, to the extent of its Tranche B-1 Term Loan Interest (set forth and defined below), shall have the obligations of a Lender thereunder, (iii) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 7.1 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Lender Addendum and to provide the Tranche B-1 Term Loan Interest, (iv) represents and warrants that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Lender Addendum and to provide the Tranche B-1 Term Loan Interest and agrees that it will, independently and without reliance upon any Agent, or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Incremental Amendment, the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto, (v) appoints and authorizes each applicable Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Incremental Amendment, the Credit Agreement, the other Loan Documents, or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent and/or the Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (vi) agrees that it will perform in accordance with the terms of the Credit Agreement all of the obligations that, by the terms of the Credit Agreement, are required to be performed by it as a Lender, including its obligations pursuant to Section 11.16 of the Credit Agreement, and its obligations pursuant to Sections 4.11(b), 4.11(c) and 4.11(d) of the Credit Agreement, and (viii) specifies as its address for notices the offices set forth on paragraph 7 hereof.

3.                                       The Tranche B-1 Term Lender agrees that (i) it will, independently and without reliance on the Administrative Agent, the Collateral Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender, and (iii) it appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Document as are delegated to the Administrative Agent and the Collateral Agent, respectively, by the terms thereof, together with such powers as are reasonably incidental thereto.

4.                                       Upon execution and delivery of this Lender Addendum by the parties hereto and effective as of the date hereof, the undersigned hereby becomes a Tranche B-1 Term Lender under the Credit Agreement having Tranche B-1 Term Loan Commitments in an aggregate principal amount of $                       (the “Tranche B-1 Term Loan Interest”) the proceeds of which shall be used in accordance with the Incremental Amendment.

5.                                       THIS LENDER ADDENDUM SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF, TO THE EXTENT THAT THE SAME ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION.

6.                                       This Lender Addendum may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

7.                                       The undersigned’s address for notices pursuant to the Credit Agreement is as follows:

Name of Tranche B-1 Term Lender:

Notice Address:

Attention:

Telephone:

Facsimile:

IN WITNESS WHEREOF, the parties hereto have caused this Lender Addendum to be duly executed and delivered by their proper and duly authorized officers as of this          day of         , 2012.

[NAME OF LENDER]

By:
Name:
Title:

Accepted and agreed:

THE HERTZ CORPORATION

By:
Name:
Title:

DEUTSCHE BANK AG NEW YORK BRANCH,
as Administrative Agent and Collateral Agent

By:
Name:
Title:

By:
Name:
Title: